EXHIBIT 99
                        Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  MAY 10, 2004
Issuer & Symbol:               Pegasus Solutions, Inc. (PEGS)
Address of each Reporting Person for this Form 4:
   909 Montgomery Street, Suite 400, San Francisco, CA 94133 Relationship to Issuer of each Reporting Person: 10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

MAY 12, 2004

RICHARD C. BLUM & ASSOCIATES, INC.  BLUM CAPITAL PARTNERS, L.P.
                                    By: Richard C. Blum & Associates, Inc.,
                                        its general partner

By:  /s/ Gregory D. Hitchan           By: /s/ Gregory D. Hitchan
     Gregory D. Hitchan                   Gregory D. Hitchan
     General Counsel and Secretary        General Counsel and Secretary


BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS D, L.P.
STINSON CAPITAL PARTNERS M, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.
STINSON CAPITAL PARTNERS (QP), L.P.  STINSON CAPITAL FUND (CAYMAN), LTD.

By: BLUM CAPITAL PARTNERS, L.P.,     By: BLUM CAPITAL PARTNERS, L.P.,
    its general partner                  its investment advisor
By: Richard C. Blum & Associates, Inc., By: Richard C. Blum & Associates, Inc.,
     its general partner                     its general partner


By:  /s/ Gregory D. Hitchan            By:  /s/ Gregory D. Hitchan
     Gregory D. Hitchan                       Gregory D. Hitchan
     General Counsel and Secretary            General Counsel and Secretary


BLUM STRATEGIC GP, L.L.C.           BLUM STRATEGIC PARTNERS, L.P.
                                    By: BLUM STRATEGIC GP, L.L.C.,
                                        its general partner


By:  /s/ Gregory D. Hitchan           By:  /s/ Gregory D. Hitchan
     Gregory D. Hitchan                    Gregory D. Hitchan
     General Counsel                       General Counsel

RICHARD C. BLUM


By:  /s/ Gregory D. Hitchan
    Gregory D. Hitchan, Attorney-in-Fact